UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
June 30, 2025
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1 Executive Drive, Suite 303
Chelmsford, MA 01824
(512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On June 24, 2025, Harte Hanks, Inc. (as “Harte Hanks”) and various subsidiaries serving as guarantors (collectively as the “Company”) entered into an amendment (the “Second Amendment”) to its $25,000,000 asset-based revolving credit facility (the “ABL Agreement”) with Texas Capital Bank (“TCB”) to, among other things, extend the maturity date and term of the ABL Agreement from June 30, 2025 to June 30, 2028. The Second Amendment maintains the base lending rate based on the Secured Overnight Financing Rate (“SOFR”), plus a margin of 2.25% per annum. As of the consummation of the Second Amendment, there was zero million in borrowings and $1.0 million of letters of credit outstanding under the ABL Agreement.
The Second Amendment does not otherwise materially change the terms of the ABL Agreement, which provides for loans up to the lesser of (a) $25,000,000, and (b) the amount available under a "borrowing base" calculated primarily by reference to the Company's cash and cash equivalents and accounts receivables. The ABL Agreement allows the Company to use up to $3,000,000 of its borrowing capacity to issue letters of credit. The Second Amendment also provide an accordion feature that permits Harte Hanks to seek a $10,000,000 increase to the commitments under the ABL Agreement, subject to lender approval of the increase.
The Company may voluntarily prepay all or any portion of the loans advanced under the Second Amendment/ ABL Agreement at any time, without premium or penalty. The Second Amendment/ ABL Agreement is subject to mandatory prepayments (i) from the net proceeds of asset dispositions not otherwise permitted under the ABL Agreement; (ii) if the unpaid principal balance under the Second Amendment/ ABL Agreement plus the aggregate face amount of all outstanding letters of credit exceeds the borrowing base, the Company must immediately prepay the entire amount of such excess; (iii) in an amount equal to 50% of the net proceeds of issuances of capital stock (subject to customary exceptions); or (iv) in an amount equal to the net proceeds from any issuance of debt not otherwise permitted under the ABL Agreement.
The ABL Agreement continues to contain certain covenants restricting the Company's and its subsidiaries' ability to create, incur, assume, or become liable for indebtedness; make certain investments; pay dividends or repurchase the Company's stock; create, incur or assume liens; consummate mergers or acquisitions; liquidate, dissolve, suspend or cease operations; or modify accounting or tax reporting methods (other than as required by GAAP).
The ABL Agreement continues to contain certain representations and warranties, affirmative covenants and events of default, including payment defaults, breach of representations and warranties, covenant defaults, certain events under ERISA, cross-acceleration to other debt, material judgments and a change of control. If an event of default occurs, TCB will be entitled to take various actions, including the acceleration of all amounts due under the Second Amendment and all actions permitted to be taken by a secured creditor.
The foregoing description of the Second Amendment is subject to and qualified in its entirety by reference to the full text of the Second Amendment to the Loan Agreement and the Amended Loan Agreement, with an effective date of June 24, 2025, which are filed as Exhibit 10.1 hereto.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 regarding the Second Amendment to the Loan Agreement and the ABL Agreement is incorporated into this Item 2.03 by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 30, 2025, Harte Hanks, Inc. (the “Company”) appointed David Fisher as President of the Company, effective retroactively to June 2, 2025. Mr. Fisher, who previously served as the Company’s Chief Transformation Officer, will oversee the Company’s four business segments - Marketing Services, Customer Care, and Fulfillment & Logistics - and will continue to lead the Company’s transformation initiative, Project Elevate. His responsibilities also include oversight of M&A initiatives and engagement with the Board of Directors.

In connection with his appointment, Mr. Fisher entered into an offer letter with the Company dated June 24, 2025 (the “Offer Letter”). The Offer Letter provides for: a base salary of $400,000 per year, eligibility to participate in the Company’s annual bonus plan with a target bonus of up to 100% of base salary, a stock option award to purchase up to 32,400 shares of common stock, vesting over three years (1/3 annually), an RSU grant of 80,000 restricted stock units, vesting in equal annual installments over three years, eligibility to participate in the Company’s employee benefit plans, and severance benefits equal to 12 months of base salary if terminated without cause or for good reason, subject to a release of claims. a copy of the Offer Letter is filed as Exhibit 10.1 and is incorporated herein by reference.
Mr. Fisher has no family relationships with any director or executive officer of the Company, and there are no transactions in which Mr. Fisher has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed or furnished herewith:

Exhibit Number	Exhibit Title
10.1	Second Amendment to Loan Agreement, effective June 24, 2025
10.2	Offer Letter dated June 24, 2025 between Harte Hanks, Inc. and David Fisher.
99.1	Press Release dated June 30, 2025 Harte Hanks Extends Line of Credit with Texas Capital Bank
99.2	Press Release dated June 30, 2025 Harte Hanks appoints David Fisher as President.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

Date: June 30, 2025	By:	/s/ David Garrison
David Garrison Chief Financial Officer